EXHIBIT 10.33

SECOND AMENDMENT

TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and dated as of the 11th day of March, 2003 by and between DIEDRICH COFFEE, INC., a Delaware corporation (the “Company”), and BANK OF THE WEST (the “Lender”).

RECITALS

A.                                   Pursuant to that certain Credit Agreement dated as of September 3, 2002 by and between the Company and the Lender (as amended, extended and replaced from time to time, the “Credit Agreement,” and with capitalized terms used herein and not otherwise defined used with the meanings given such terms in the Credit Agreement), the Lender agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

B.                                     The Company has requested the Lender to amend the Credit Agreement in certain respects and the Lender has agreed to do so on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.                                       Financial Covenants.  To reflect the agreement of the parties hereto to modify certain of the financial covenants applicable to the Company, as of the Effective Date (as defined in Paragraph 5 below):

(a)                                  Paragraph 13(m) of the Credit Agreement is hereby to read in its entirety as follows:

“13(m)             Minimum EBITDA.  Permit EBITDA of the Company and its Subsidiaries on a consolidated basis to be less than:  (1) as of the end of the Fourth Quarter of the Fiscal Year ending on July 2, 2003 and the First Quarter of the Fiscal Year ending on or about July 2, 2004, in each case calculated for such fiscal quarter and the immediately preceding three fiscal quarters, $3,000,000.00; and (2) as of the end of the Second Quarter of the Fiscal Year ending on or about July 2, 2004 and each fiscal quarter thereafter, in each case calculated for such fiscal quarter and the immediately preceding three fiscal quarters, $3,500,000.00.”

(b)                                 Paragraph 13(n) of the Credit Agreement is hereby amended to read in its entirety as follows:

“13(n)               Profitability.

(1)                                  Permit the combined net income of the Company and its Subsidiaries, determined in accordance with GAAP, as of the end of any fiscal quarter, other than the First Quarter of any Fiscal Year or the Third Quarter of the Fiscal Year ending on July 2, 2003, to be less than $1.00 for such fiscal quarter; and

(2)                                  Permit losses as of the end of the First Quarter of any Fiscal Year to be more than $400,000.00 for such First Quarter.”

(c)                                  A new Paragraph 13(q) is hereby added to the Credit Agreement to read in its entirety as follows:

“13(q)               Cash Flow Coverage Ratio.  Permit as of the end of any fiscal quarter the ratio of Cash Flow, calculated for such fiscal quarter and the immediately preceding three fiscal quarters, to CPLTD, calculated for such fiscal quarter and the immediately preceding three fiscal quarters, in each case for the Company and its Subsidiaries on a consolidated basis, to be less than 1.75 to 1.00.”

(d)                                 The following new definitions are hereby added to Paragraph 16 of the Credit Agreement in proper alphabetical order to read in their entirety as follows:

“‘Cash Flow’ shall mean, with respect to any Person for any fiscal period:  (1) net income after tax (exclusive of any extraordinary gains), plus (2) interest expense, amortization expense, and depreciation expense, and minus (3) dividends and distributions, all as determined in accordance with GAAP.”

“‘CPLTD’ shall mean, with respect to any Person for any fiscal period, the current portion of long term debt plus the current portion of capitalized leases, plus interest expense, as determined by such Person’s balance sheet for such fiscal period in accordance with GAAP.”

2.                                       Fiscal Year 2003 Expansion Line.  The parties hereto hereby acknowledge and agree that notwithstanding anything else contained in the Credit Agreement, as of the Effective Date, the credit facility provided under Paragraph 2 of the Credit Agreement is hereby terminated and the principal amount of any and all FY 2003 Expansion Line Loans outstanding as of the Effective Date is immediately due and payable without amortization.

3.                                       Fiscal Year 2004 Expansion Line.  With respect to the credit facility provided under Paragraph 3 of the Credit Agreement, the parties hereto hereby acknowledge and agree, notwithstanding anything else contained in the Credit Agreement, that the Lender will not make any FY 2004 Expansion Line Loan until the Lender has received and reviewed the Company’s Annual Report on Form 10-K for the Fiscal Year ending on July 2, 2003 (the “ FY 2003 Annual Report”) required to be delivered pursuant to Paragraph 12(a)(1) of the Credit Agreement and that unless:  (i) the EBITDA of the Company and its Subsidiaries on a consolidated basis as of the last day of the Fiscal Year ending of July 2, 2003 is equal to or greater than $3,200,000.00, and (ii) the net income of the Company and its Subsidiaries on a consolidated basis for the Fiscal Year ending on July 2, 2003 is equal to or greater than $975,000.00, each calculated using the financial information contained in the FY 2003 Annual Report, the credit facility provided under Paragraph 3 of the Credit Agreement shall be terminated and no FY 2004 Expansion Line Loans shall be made under the Credit Agreement.  After the Lender has received and reviewed the FY 2003 Annual Report, the Lender shall promptly notify the Company in writing whether the financial tests set forth above have been met.  If the Lender notifies the Company that such financial tests have been met, the Company may on and after the date the Company receives such notice, request FY 2004 Expansion Line Loans subject to the terms and conditions set forth in the Credit Agreement, including, without limitation, the provisions set forth in Paragraphs 3 and 10(b) of the Credit Agreement.

4.                                       Effective Date.  This Amendment shall be effective as of the date first written above upon the date that the Lender shall have received:

(a)                                  This Amendment, duly executed by all parties signatory hereto;

(b)                                 Such corporate resolutions, incumbency certificates and other authorizing documentation for the Company and the Guarantors as the Lender may request; and

(c)                                  An amendment fee in an amount equal to $10,000.00.

5.                                       Reaffirmation of the Loan Documents.  The Company and each of the Guarantors, by executing this Amendment as provided below, hereby affirms and agrees that:  (a) the execution and delivery by it of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of its obligations under the Loan Documents to which it is party except to the extent expressly amended hereby, (b) the term “Obligations” as used in the Loan Documents include, without limitation, the Obligations of the Company under the Credit Agreement as amended by this Amendment, and (c) except as expressly amended hereby, the Loan Documents remain in full force and effect as written.

6.                                       Representations and Warranties.  The Company and each of the Guarantors by executing this Amendment as provided below, hereby represents and warrants to the Lender that:

(a)                                  It has the requisite power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.

(b)                                 This Amendment has been duly executed and delivered on its behalf and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms.

(c)                                  There does not exist a Event of Default or Potential Default.

(d)                                 None of such Persons has any existing claims, counterclaims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of the Loan Documents, and the Loan Documents, as amended hereby, constitute valid, legal, binding and enforceable obligations of such Persons, as appropriate.

7.                                       No Other Amendment.  Except as expressly amended hereby, the Credit Agreement and other Loan Documents shall remain in full force and effect as written.

8.                                       Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

[Signatures Page Following]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

DIEDRICH COFFEE, INC., a Delaware corporation

By:	/s/ Matthew C. McGuinness
Name:	Matthew C. McGuinness
Title:	Chief Financial Officer and Executive Vice President

By:	/s/ Matthew Kimble
Name:	Matthew Kimble
Title:	Assistant Secretary

BANK OF THE WEST

By:	/s/ Bruce Young
Bruce Young
Vice President

ACKNOWLEDGED AND AGREED TO:

COFFEE PEOPLE WORLDWIDE, INC., a Delaware corporation

By:	/s/ Matthew C. McGuinness
Name:	Matthew C. McGuinness
Title:	President

By:	/s/ Matthew Kimble
Name:	Matthew Kimble
Title:	Assistant Secretary

COFFEE PEOPLE, INC., an Oregon corporation

By:	/s/ Matthew C. McGuinness
Name:	Matthew C. McGuinness
Title:	President

By:	/s/ Matthew Kimble
Name:	Matthew Kimble
Title:	Assistant Secretary

GLORIA JEAN’S, INC., a Delaware corporation

By:	/s/ Matthew C. McGuinness
Name:	Matthew C. McGuinness
Title:	President

By:	/s/ Matthew Kimble
Name:	Matthew Kimble
Title:	Assistant Secretary

EDGLO ENTERPRISES, INC., an Illinois corporation

By:	/s/ Matthew C. McGuinness
Name:	Matthew C. McGuinness
Title:	President

By:	/s/ Matthew Kimble
Name:	Matthew Kimble
Title:	Assistant Secretary

GLORIA JEAN’S GOURMET COFFEES CORP., an Illinois corporation

By:	/s/ Matthew C. McGuinness
Name:	Matthew C. McGuinness
Title:	President

By:	/s/ Matthew Kimble
Name:	Matthew Kimble
Title:	Assistant Secretary

GLORIA JEAN’S GOURMET COFFEES FRANCHISING CORP., an Illinois corporation

By:	/s/ Matthew C. McGuinness
Name:	Matthew C. McGuinness
Title:	President

By:	/s/ Matthew Kimble
Name:	Matthew Kimble
Title:	Assistant Secretary